Chartered-in Vessels (Tables)	9 Months Ended
Sep. 30, 2021
Leases [Abstract]
Obligations related to Finance Leases	Obligations related to Finance Leases

	September 30, 2021	December 31, 2020
	$	$
Total obligations related to finance leases	1,287,044	1,340,922
Less current portion	(73,437)	(71,932)
Long-term obligations related to finance leases	1,213,607	1,268,990

Commitments related to Finance Leases	s at September 30, 2021, the remaining commitments related to the financial liabilities of these nine LNG carriers, including the amounts to be paid for the related purchase obligations, approximated $1.6 billion, including imputed interest of $350.2 million, repayable for the remainder of 2021 through 2034, as indicated below:

Commitments as at September 30, 2021
Year	$
Remainder of 2021	34,420
2022	136,959
2023	135,459
2024	132,011
2025	129,725
Thereafter	1,068,641